Exhibit 99.2

MetLife®

Third Quarter Financial Supplement

September 30, 2009

3

SCHULZ

PEANUTS © United Feature Syndicate, Inc.

METLIFE, INC.

HIGHLIGHTS
Corporate Overview	2

METLIFE, INC.
Consolidated Balance Sheets	3
Consolidated Statements of Operating Earnings Available to Common Shareholders	4
Consolidating Balance Sheet	5
Consolidating Statement of Operating Earnings Available to Common Shareholders	6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	10

INSTITUTIONAL
Statements of Operating Earnings Available to Common Shareholders	11
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities	15
Other Expenses by Major Category	16
Spreads by Product	17

INDIVIDUAL
Statements of Operating Earnings Available to Common Shareholders	18
Premiums and Deposits by Product	23
Additional Statistical Information	24
Future Policy Benefits, Policyholder Account Balances and Separate Account Liabilities	25
Expenses by Major Category	26
Spreads by Product	27

INTERNATIONAL
Statements of Operating Earnings Available to Common Shareholders	28

AUTO & HOME
Statements of Operating Earnings Available to Common Shareholders	32
Written Premiums by Product and Selected Financial Information and Supplemental Data	35

CORPORATE, OTHER & ELIMINATIONS
Statements of Operating Earnings Available to Common Shareholders	36

INVESTMENTS
Investment Results by Asset Category and Annualized Yields	37
Fixed Maturity Securities Available-for-Sale and Equity Securities Available-for-Sale Gross Unrealized Gains and Losses Aging Schedules	39
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution, and Summary of Commercial Mortgage Loans by Region and Property Type	40
Summary of Real Estate and Real Estate Joint Ventures and Summary of Mortgage and Consumer Loans	41

OTHER INFORMATION
Company Ratings	42
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, such as operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings is defined as GAAP net income (loss) attributable to MetLife, Inc., excluding net investment gains and losses; adjustments related to net investment gains and losses; adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting and the impact of MetLife’s own credit; adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009; and discontinued operations other than discontinued real estate, all net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends. Operating earnings available to MetLife, Inc.’s common shareholders per diluted common share is calculated by dividing operating earnings available to MetLife, Inc.’s common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting and the impact of MetLife’s own credit, net of income tax, each of which can fluctuate significantly from period to period, and adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009, net of income tax, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to MetLife, Inc.’s common shareholders and operating earnings available to MetLife, Inc.’s common shareholders per diluted common share should not be viewed as substitutes for GAAP net income (loss), GAAP net income (loss) available to MetLife, Inc.’s common shareholders and GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, respectively. Reconciliations of operating earnings to GAAP net income (loss), operating earnings available to MetLife, Inc.’s common shareholders to GAAP net income (loss) available to MetLife, Inc.’s common shareholders and operating earnings available to MetLife, Inc.’s common shareholders per diluted common share to GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated October 29, 2009, for the three months ended September 30, 2009, which are available at www.metlife.com.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions, except per share data)	2008	2008	2009	2009	2009

Net income (loss) (6)	$646	$977	$(548)	$(1,418)	$(625)
Net income (loss) attributable to noncontrolling interests	16	(8)	(4)	(16)	(5)

Net income (loss) attributable to MetLife, Inc.	630	985	(544)	(1,402)	(620)
Preferred stock dividends	30	31	30	31	30

Net income (loss) available to MetLife, Inc.’s common shareholders	600	954	(574)	(1,433)	(650)

Net investment gains (losses) (2)	776	2,165	(915)	(3,957)	(2,171)
Net investment gains (losses) tax benefit (provision) (2)	(293)	(804)	325	1,394	751

Net investment gains (losses), net of income tax (1) (3)	483	1,361	(590)	(2,563)	(1,420)

Adjustments related to universal life and investment-type product policy fees	—	16	(6)	(11)	(4)
Adjustments related to policyholder benefits and dividends	(96)	(123)	(27)	8	(63)
Adjustments related to other expenses	(1)	(778)	(183)	625	174
Adjustments related to tax benefit (provision)	36	308	74	(215)	(41)

Adjustments related to net investment gains (losses), net of income tax (4)	(61)	(577)	(142)	407	66

Adjustments related to acquisition costs, net of income tax	—	—	(9)	—	(12)

Discontinued operations, net of income tax	(430)	38	36	—	(2)

Operating earnings available to common shareholders (5)	$608	$132	$131	$723	$718

Net income (loss) available to MetLife, Inc.’s common shareholders per common share — diluted	$0.83	$1.20	$(0.71)	$(1.74)	$(0.79)
Net investment gains (losses), net of income tax	0.66	1.71	(0.72)	(3.11)	(1.72)
Adjustments related to net investment gains (losses), net of income tax	(0.08)	(0.73)	(0.18)	0.49	0.08
Adjustments related to acquisition costs, net of income tax	—	—	(0.01)	—	(0.02)
Discontinued operations, net of income tax	(0.59)	0.05	0.04	—	—

Operating earnings available to common shareholders — diluted	$0.84	$0.17	$0.16	$0.88	$0.87

Weighted average common shares outstanding — diluted	726.9	793.6	810.8	825.1	827.3

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2008	2008	2009	2009	2009

Book value per common share — (actual common shares outstanding)	$36.46	$27.33	$25.75	$30.85	$39.36
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding)	$47.12	$45.29	$44.53	$42.86	$42.09

Book value per common share — diluted — (weighted average common shares outstanding)	$35.48	$27.33	$25.98	$30.60	$38.95
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding)	$45.85	$45.29	$44.93	$42.52	$41.65

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Common shares outstanding, beginning of period	709.7	707.3	793.6	818.1	818.6
Treasury stock, net	(2.4)	75.0	0.1	0.5	0.2
Newly issued shares	—	11.3	24.4	—	—

Common shares outstanding, end of period	707.3	793.6	818.1	818.6	818.8

Weighted average common shares outstanding — basic	718.1	790.0	809.1	821.6	821.8
Dilutive effect of stock-based awards	8.6	3.6	1.7	3.5	5.5
Dilutive effect of stock purchase contracts underlying common equity units	0.2	—	—	—	—

Weighted average common shares outstanding — diluted	726.9	793.6	810.8	825.1	827.3

Policyholder Trust Shares	246.7	242.7	240.8	238.7	236.8

(1)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of ($1) million, $34 million, $21 million, $20 million and ($2) million for the three months ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively. For QFS purposes, these settlements are included in net investment income.

(2)	For QFS purposes, investment income, net, excludes the net investment gains (losses) of consolidated entities and operating joint ventures reported under the equity method of accounting of $37 million, $64 million, $20 million, ($96) million and ($35) million for the three months ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively. Such adjustments are net of applicable adjustments stated in footnote 4 below. Provision (benefit) for income tax excludes the related tax impact of the net investment gains (losses) of consolidated entities and operating joint ventures reported under the equity method of accounting of $11 million, $48 million, ($8) million, ($32) million and $0 for the three months ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively. For QFS purposes, these amounts are included in net investment gains (losses), net of income tax.

(3)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures include discontinued operations of $5 million for the three months ended December 31, 2008. There were no net investment gains (losses) from discontinued real estate and real estate joint ventures for any other periods presented.

(4)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(5)	Presentation of operating earnings available to MetLife, Inc.’s common shareholders throughout the QFS differs from the presentation of income in other public filings, which is in accordance with GAAP, with respect to discontinued operations, scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment, net investment gains (losses), net of income tax, of consolidated entities and operating joint ventures reported under the equity method of accounting, income (loss) attributable to noncontrolling interests, and acquisition-related costs incurred to effect a business combination after January 1, 2009. The transaction cost adjustment is reflected as a separate line item in the March 31, 2009, June 30, 2009 and September 30, 2009 net income reconciliations.

(6)	On January 1, 2009, MetLife, Inc. adopted accounting guidance related to noncontrolling interests in consolidated financial statements, the provisions of which, among others, require that minority interests be renamed noncontrolling interests and that a company present a consolidated net income (loss) measure that includes the amount attributable to such noncontrolling interests for all periods presented.

(7)	In June 2009, the Financial Accounting Standards Board (“FASB”) approved FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for interim and annual periods ending after September 15, 2009. Since it did not modify existing GAAP, Codification did not have any impact on the Company’s financial condition or results of operations. On the effective date of Codification, substantially all existing non-SEC accounting and reporting standards are superseded and, therefore, are no longer referenced by title in the QFS.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$212,125	$188,251	$191,415	$211,563	$223,896
Equity securities available-for-sale, at estimated fair value	3,474	3,197	2,817	3,045	3,117
Trading securities, at estimated fair value	787	946	922	1,471	1,970
Mortgage and consumer loans:
Held-for-investment, at amortized cost	49,182	49,352	49,074	48,229	48,239
Held-for-sale, principally at estimated fair value	1,424	2,012	3,970	4,271	2,442

Mortgage and consumer loans, net	50,606	51,364	53,044	52,500	50,681
Policy loans	9,742	9,802	9,851	9,907	10,001
Real estate and real estate joint ventures	7,464	7,535	7,331	7,246	6,982
Real estate held-for-sale	91	51	50	50	50
Other limited partnership interests	6,353	6,039	5,365	5,193	5,255
Short-term investments	2,570	13,878	10,896	8,117	6,861
Other invested assets	9,755	17,248	15,130	13,071	13,916

Total investments	302,967	298,311	296,821	312,163	322,729
Cash and cash equivalents	20,181	24,207	19,424	13,213	15,562
Accrued investment income	3,266	3,061	3,142	3,019	3,236
Premiums and other receivables	17,843	16,973	18,514	16,730	16,903
Deferred policy acquisition costs and value of business acquired	20,119	20,144	20,754	20,323	19,208
Current income tax recoverable	763	—	—	253	412
Deferred income tax assets	1,631	4,927	6,349	3,856	535
Goodwill	5,036	5,008	5,010	5,036	5,033
Other assets	8,822	7,262	7,028	7,896	7,140
Assets of subsidiaries held-for-sale	887	946	—	—	—
Separate account assets	139,803	120,839	114,366	126,968	144,434

Total assets	$521,318	$501,678	$491,408	$509,457	$535,192

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$128,589	$130,555	$131,609	$132,823	$134,492
Policyholder account balances	138,779	149,805	148,568	147,883	147,543
Other policyholder funds	8,273	7,762	8,136	8,319	8,549
Policyholder dividends payable	1,073	1,023	846	881	911
Short-term debt	1,106	2,659	5,878	4,757	2,131
Long-term debt	10,810	9,667	11,042	12,940	13,202
Collateral financing arrangements	5,132	5,192	5,242	5,297	5,297
Junior subordinated debt securities	3,759	3,758	2,691	2,691	3,191
Current income tax payable	—	342	635	—	—
Payables for collateral under securities loaned and other transactions	43,300	31,059	24,341	24,607	24,363
Other liabilities	11,903	14,284	14,625	14,679	16,486
Liabilities of subsidiaries held-for-sale	750	748	—	—	—
Separate account liabilities	139,803	120,839	114,366	126,968	144,434

Total liabilities	493,277	477,693	467,979	481,845	500,599

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,602	15,811	16,860	16,849	16,865
Retained earnings	22,041	22,403	21,829	20,472	19,822
Treasury stock, at cost	(4,279)	(236)	(230)	(203)	(194)
Accumulated other comprehensive loss	(7,540)	(14,253)	(15,358)	(9,834)	(2,234)

Total MetLife, Inc.’s stockholders’ equity	27,833	23,734	23,110	27,293	34,268
Noncontrolling interests	208	251	319	319	325

Total equity	28,041	23,985	23,429	27,612	34,593

Total liabilities and stockholders’ equity	$521,318	$501,678	$491,408	$509,457	$535,192

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

REVENUES
Premiums	$6,785	$6,498	$6,122	$6,576	$6,601
Universal life and investment-type product policy fees	1,352	1,220	1,189	1,227	1,255
Investment income, net	4,013	3,621	3,274	3,859	3,956
Other revenues	421	445	554	572	602

Total revenues	12,571	11,784	11,139	12,234	12,414

EXPENSES
Policyholder benefits and dividends	7,616	7,316	6,979	7,388	7,549
Interest credited to policyholder account balances	1,121	1,220	1,170	1,229	1,259
Interest credited to bank deposits	40	43	43	40	37
Interest expenses	253	276	245	256	274
Other expenses	2,629	2,758	2,517	2,340	2,377

Total expenses	11,659	11,613	10,954	11,253	11,496

Operating earnings before provision for income tax	912	171	185	981	918
Provision for income tax	274	8	24	227	170

Operating earnings	638	163	161	754	748
Preferred stock dividends	30	31	30	31	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$608	$132	$131	$723	$718

Net Income Reconciliation

Operating earnings available to common shareholders	$608	$132	$131	$723	$718

Net investment gains (losses)	776	2,165	(915)	(3,957)	(2,171)
Net investment gains (losses) tax benefit (provision)	(293)	(804)	325	1,394	751

Net investment gains (losses), net of income tax	483	1,361	(590)	(2,563)	(1,420)

Adjustments related to universal life and investment-type product policy fees	—	16	(6)	(11)	(4)
Adjustments related to policyholder benefits and dividends	(96)	(123)	(27)	8	(63)
Adjustments related to other expenses	(1)	(778)	(183)	625	174
Adjustments related to tax benefit (provision)	36	308	74	(215)	(41)

Adjustments related to net investment gains (losses), net of income tax (1)	(61)	(577)	(142)	407	66

Adjustments related to acquisition costs, net of income tax	—	—	(9)	—	(12)

Discontinued operations, net of income tax	(430)	38	36	—	(2)

Net income (loss) available to MetLife, Inc.’s common shareholders	600	954	(574)	(1,433)	(650)
Preferred stock dividends	30	31	30	31	30

Net income (loss) attributable to MetLife, Inc.	630	985	(544)	(1,402)	(620)
Net income (loss) attributable to noncontrolling interests	16	(8)	(4)	(16)	(5)

Net income (loss)	$646	$977	$(548)	$(1,418)	$(625)

Premiums, Fees and Other Revenues	$8,558	$8,163	$7,865	$8,375	$8,458

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEET

	September 30, 2009
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

ASSETS
Total investments	$322,729	$135,098	$127,406	$18,551	$3,767	$37,907
Cash and cash equivalents	15,562	803	2,092	1,454	(46)	11,259
Accrued investment income	3,236	1,211	1,328	291	54	352
Premiums and other receivables	16,903	4,864	3,272	942	898	6,927
Deferred policy acquisition costs and value of business acquired	19,208	1,030	15,231	2,758	184	5
Current income tax recoverable	412	(676)	694	296	20	78
Deferred income tax assets	535	3,008	(2,479)	11	88	(93)
Goodwill	5,033	1,051	2,955	400	157	470
Other assets	7,140	1,367	2,635	398	365	2,375
Separate account assets	144,434	47,342	90,329	6,763	—	—

Total assets	$535,192	$195,098	$243,463	$31,864	$5,487	$59,280

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$134,492	$56,560	$58,869	$10,682	$3,015	$5,366
Policyholder account balances	147,543	66,120	65,821	7,177	—	8,425
Other policyholder funds	8,549	3,458	3,117	1,559	43	372
Policyholder dividends payable	911	—	911	—	—	—
Short-term debt	2,131	—	—	—	—	2,131
Long-term debt	13,202	—	85	195	—	12,922
Collateral financing arrangements	5,297	—	—	—	—	5,297
Junior subordinated debt securities	3,191	—	—	—	—	3,191
Payables for collateral under securities loaned and other transactions	24,363	7,782	9,117	34	—	7,430
Other liabilities	16,486	4,755	4,346	1,084	618	5,683
Separate account liabilities	144,434	47,342	90,329	6,763	—	—

Total liabilities	500,599	186,017	232,595	27,494	3,676	50,817

Stockholders’ Equity
Preferred stock, at par value	1	—	—	—	—	1
Common stock, at par value	8	—	—	—	—	8
Allocated equity (1)	36,687	10,654	11,101	4,031	1,833	9,068
Treasury stock, at cost	(194)	—	—	—	—	(194)
Accumulated other comprehensive income (loss)	(2,234)	(1,571)	(233)	172	(22)	(580)

Total MetLife, Inc.’s stockholders’ equity	34,268	9,083	10,868	4,203	1,811	8,303

Noncontrolling interests	325	(2)	—	167	—	160
Total equity	34,593	9,081	10,868	4,370	1,811	8,463

Total liabilities and stockholders’ equity	$535,192	$195,098	$243,463	$31,864	$5,487	$59,280

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended September 30, 2009
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$6,601	$3,826	$1,175	$868	$727	$5
Universal life and investment-type product policy fees	1,255	189	844	222	—	—
Investment income, net	3,956	1,611	1,783	395	45	122
Other revenues	602	142	176	4	8	272

Total revenues	12,414	5,768	3,978	1,489	780	399

EXPENSES
Policyholder benefits and dividends	7,549	4,237	2,124	705	483	—
Interest credited to policyholder account balances	1,259	442	619	198	—	—
Capitalization of deferred policy acquisition costs	(722)	(55)	(391)	(164)	(112)	—
Amortization of deferred policy acquisition costs	376	47	143	79	107	—
Other expenses	3,034	630	1,123	484	189	608

Total expenses	11,496	5,301	3,618	1,302	667	608

Operating earnings before provision for income tax	918	467	360	187	113	(209)
Provision for income tax expense (benefit)	170	156	123	34	27	(170)

Operating earnings	748	311	237	153	86	(39)
Preferred stock dividends	30	—	—	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$718	$311	$237	$153	$86	$(69)

Net Income Reconciliation

Operating earnings available to common shareholders	$718	$311	$237	$153	$86	$(69)

Net investment gains (losses)	(2,171)	(351)	(807)	(614)	(30)	(369)
Net investment gains (losses) tax benefit (provision)	751	123	286	201	11	130

Net investment gains (losses), net of income tax	(1,420)	(228)	(521)	(413)	(19)	(239)

Adjustments related to universal life and investment-type product policy fees	(4)	—	(4)	—	—	—
Adjustments related to policyholder benefits and dividends	(63)	(39)	—	(24)	—	—
Adjustments related to other expenses	174	—	174	—	—	—
Adjustments related to tax benefit (provision)	(41)	13	(60)	6	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	66	(26)	110	(18)	—	—

Adjustments related to acquisition costs, net of income tax	(12)	—	—	—	—	(12)

Discontinued operations, net of income tax	(2)	—	—	—	—	(2)

Net income (loss) available to MetLife, Inc.’s common shareholders	(650)	57	(174)	(278)	67	(322)
Preferred stock dividends	30	—	—	—	—	30

Net income (loss) attributable to MetLife, Inc.	(620)	57	(174)	(278)	67	(292)
Net income (loss) attributable to noncontrolling interests	(5)	—	—	(5)	—	—

Net income (loss)	$(625)	$57	$(174)	$(283)	$67	$(292)

Premiums, Fees and Other Revenues	$8,458	$4,157	$2,195	$1,094	$735	$277

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended September 30, 2008
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$6,785	$4,065	$1,074	$893	$745	$8
Universal life and investment-type product policy fees	1,352	215	873	264	—	—
Investment income, net	4,013	1,850	1,645	311	48	159
Other revenues	421	223	147	—	9	42

Total revenues	12,571	6,353	3,739	1,468	802	209

EXPENSES
Policyholder benefits and dividends	7,616	4,519	1,744	869	472	12
Interest credited to policyholder account balances	1,121	623	492	6	—	—
Capitalization of deferred policy acquisition costs	(769)	(53)	(398)	(204)	(114)	—
Amortization of deferred policy acquisition costs	699	41	509	36	113	—
Other expenses	2,992	624	1,070	580	197	521

Total expenses	11,659	5,754	3,417	1,287	668	533

Operating earnings before provision for income tax	912	599	322	181	134	(324)
Provision for income tax expense (benefit)	274	203	107	63	33	(132)

Operating earnings	638	396	215	118	101	(192)
Preferred stock dividends	30	—	—	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$608	$396	$215	$118	$101	$(222)

Net Income Reconciliation
Operating earnings available to common shareholders	$608	$396	$215	$118	$101	$(222)

Net investment gains (losses)	776	215	353	300	(67)	(25)
Net investment gains (losses) tax benefit (provision)	(293)	(74)	(126)	(111)	23	(5)

Net investment gains (losses), net of income tax	483	141	227	189	(44)	(30)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(96)	57	(71)	(82)	—	—
Adjustments related to other expenses	(1)	—	(1)	—	—	—
Adjustments related to tax benefit (provision)	36	(20)	27	29	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	(61)	37	(45)	(53)	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—

Discontinued operations, net of income tax	(430)	—	3	—	—	(433)

Net income available to MetLife, Inc.’s common shareholders	600	574	400	254	57	(685)
Preferred stock dividends	30	—	—	—	—	30

Net income attributable to MetLife, Inc.	630	574	400	254	57	(655)
Net income (loss) attributable to noncontrolling interests	16	—	—	(6)	—	22

Net income	$646	$574	$400	$248	$57	$(633)

Premiums, Fees and Other Revenues	$8,558	$4,503	$2,094	$1,157	$754	$50

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Nine Months Ended September 30, 2009
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$19,299	$11,270	$3,477	$2,366	$2,175	$11
Universal life and investment-type product policy fees	3,671	623	2,390	658	—	—
Investment income, net	11,089	4,616	5,113	922	134	304
Other revenues	1,728	479	397	8	22	822

Total revenues	35,787	16,988	11,377	3,954	2,331	1,137

EXPENSES
Policyholder benefits and dividends	21,916	12,492	6,114	1,853	1,454	3
Interest credited to policyholder account balances	3,658	1,415	1,808	435	—	—
Capitalization of deferred policy acquisition costs	(2,265)	(168)	(1,319)	(449)	(329)	—
Amortization of deferred policy acquisition costs	1,454	144	708	272	328	2
Other expenses	8,940	1,874	3,440	1,259	570	1,797

Total expenses	33,703	15,757	10,751	3,370	2,023	1,802

Operating earnings before provision for income tax	2,084	1,231	626	584	308	(665)
Provision for income tax expense (benefit)	421	414	211	142	70	(416)

Operating earnings	1,663	817	415	442	238	(249)
Preferred stock dividends	91	—	—	—	—	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,572	$817	$415	$442	$238	$(340)

Net Income Reconciliation
Operating earnings available to common shareholders	$1,572	$817	$415	$442	$238	$(340)

Net investment gains (losses)	(7,043)	(3,419)	(2,342)	(737)	(7)	(538)
Net investment gains (losses) tax benefit (provision)	2,470	1,195	821	258	3	193

Net investment gains (losses), net of income tax	(4,573)	(2,224)	(1,521)	(479)	(4)	(345)

Adjustments related to universal life and investment-type product policy fees	(21)	—	(21)	—	—	—
Adjustments related to policyholder benefits and dividends	(82)	(64)	(11)	(7)	—	—
Adjustments related to other expenses	616	—	616	—	—	—
Adjustments related to tax benefit (provision)	(182)	22	(205)	1	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	331	(42)	379	(6)	—	—

Adjustments related to acquisition costs, net of income tax	(21)	—	—	—	—	(21)

Discontinued operations, net of income tax	34	—	24	—	—	10

Net income (loss) available to MetLife, Inc.’s common shareholders	(2,657)	(1,449)	(703)	(43)	234	(696)
Preferred stock dividends	91	—	—	—	—	91

Net income (loss) attributable to MetLife, Inc.	(2,566)	(1,449)	(703)	(43)	234	(605)
Net income (loss) attributable to noncontrolling interests	(25)	—	—	(19)	—	(6)

Net income (loss)	$(2,591)	$(1,449)	$(703)	$(62)	$234	$(611)

Premiums, Fees and Other Revenues	$24,698	$12,372	$6,264	$3,032	$2,197	$833

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Nine Months Ended September 30, 2008
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$19,416	$11,237	$3,204	$2,717	$2,232	$26
Universal life and investment-type product policy fees	4,143	647	2,649	847	—	—
Investment income, net	12,579	5,815	5,020	946	149	649
Other revenues	1,141	584	450	13	30	64

Total revenues	37,279	18,283	11,323	4,523	2,411	739

EXPENSES
Policyholder benefits and dividends	21,691	12,493	5,209	2,461	1,492	36
Interest credited to policyholder account balances	3,523	1,893	1,488	142	—	—
Capitalization of deferred policy acquisition costs	(2,305)	(178)	(1,140)	(646)	(337)	(4)
Amortization of deferred policy acquisition costs	2,039	131	1,312	248	343	5
Other expenses	8,591	1,825	3,181	1,710	598	1,277

Total expenses	33,539	16,164	10,050	3,915	2,096	1,314

Operating earnings before provision for income tax	3,740	2,119	1,273	608	315	(575)
Provision for income tax expense (benefit)	1,084	717	424	207	64	(328)

Operating earnings	2,656	1,402	849	401	251	(247)
Preferred stock dividends	94	—	—	—	—	94

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2,562	$1,402	$849	$401	$251	$(341)

Net Income Reconciliation

Operating earnings available to common shareholders	$2,562	$1,402	$849	$401	$251	$(341)

Net investment gains (losses)	(288)	(407)	(1)	290	(91)	(79)
Net investment gains (losses) tax benefit (provision)	71	145	(2)	(119)	31	16

Net investment gains (losses), net of income tax	(217)	(262)	(3)	171	(60)	(63)

Adjustments related to universal life and investment-type product policy fees	2	—	2	—	—	—
Adjustments related to policyholder benefits and dividends	(58)	104	(225)	63	—	—
Adjustments related to other expenses	257	—	257	—	—	—
Adjustments related to tax benefit (provision)	(67)	(37)	(8)	(22)	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	134	67	26	41	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—

Discontinued operations, net of income tax	(349)	—	3	—	—	(352)

Net income available to MetLife, Inc.’s common shareholders	2,130	1,207	875	613	191	(756)
Preferred stock dividends	94	—	—	—	—	94

Net income attributable to MetLife, Inc.	2,224	1,207	875	613	191	(662)
Net income (loss) attributable to noncontrolling interests	78	1	—	(17)	—	94

Net income	$2,302	$1,208	$875	$596	$191	$(568)

Premiums, Fees and Other Revenues	$24,700	$12,468	$6,303	$3,577	$2,262	$90

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

INSTITUTIONAL	$396	$272	$200	$306	$311

INDIVIDUAL	215	(106)	(98)	276	237

INTERNATIONAL	118	78	131	158	153

AUTO & HOME	101	112	76	76	86

CORPORATE, OTHER & ELIMINATIONS	(222)	(224)	(178)	(93)	(69)

CONSOLIDATED	$608	$132	$131	$723	$718

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 18; (iii) International Operations, page 28; (iv) Auto & Home Operations, page 32; and (v) Corporate, Other & Eliminations, page 36. A consolidated reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc. appears on page 4.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions, except number of sales representatives)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$4,065	$3,727	$3,540	$3,904	$3,826	$11,237	$11,270
Universal life and investment-type product policy fees	215	239	208	226	189	647	623
Investment income, net	1,850	1,686	1,448	1,557	1,611	5,815	4,616
Other revenues	223	191	171	166	142	584	479

Total revenues	6,353	5,843	5,367	5,853	5,768	18,283	16,988

EXPENSES
Policyholder benefits and dividends	4,519	4,157	3,953	4,302	4,237	12,493	12,492
Interest credited to policyholder account balances	623	644	512	461	442	1,893	1,415
Other expenses	612	630	601	627	622	1,778	1,850

Total expenses	5,754	5,431	5,066	5,390	5,301	16,164	15,757

Operating earnings before provision for income tax	599	412	301	463	467	2,119	1,231
Provision for income tax	203	140	101	157	156	717	414

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$396	$272	$200	$306	$311	$1,402	$817

Net Income Reconciliation

Operating earnings available to common shareholders	$396	$272	$200	$306	$311	$1,402	$817

Net investment gains (losses)	215	571	(1,769)	(1,299)	(351)	(407)	(3,419)
Net investment gains (losses) tax benefit (provision)	(74)	(202)	615	457	123	145	1,195

Net investment gains (losses), net of income tax	141	369	(1,154)	(842)	(228)	(262)	(2,224)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	57	21	6	(31)	(39)	104	(64)
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(20)	(7)	(3)	12	13	(37)	22

Adjustments related to net investment gains (losses), net of income tax (1)	37	14	3	(19)	(26)	67	(42)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	574	655	(951)	(555)	57	1,207	(1,449)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	574	655	(951)	(555)	57	1,207	(1,449)
Net income (loss) attributable to noncontrolling interests	—	(1)	—	—	—	1	—

Net income (loss)	$574	$654	$(951)	$(555)	$57	$1,208	$(1,449)

Premiums, Fees and Other Revenues	$4,503	$4,157	$3,919	$4,296	$4,157	$12,468	$12,372

Actual Number of Sales Representatives	628	632	596	593	589

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amounts allocable to certain participating contracts.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
GROUP LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	September 30, 2008	September 30, 2009

REVENUES
Premiums	$1,666	$1,645	$1,750	$1,756	$1,744	$5,001	$5,250
Universal life and investment-type product policy fees	211	234	205	223	186	636	614
Investment income, net	315	293	284	291	294	990	869
Other revenues	19	37	14	14	10	51	38

Total revenues	2,211	2,209	2,253	2,284	2,234	6,678	6,771

EXPENSES
Policyholder benefits and dividends	1,692	1,721	1,817	1,823	1,755	5,179	5,395
Interest credited to policyholder account balances	121	119	115	115	116	371	346
Other expenses	178	192	171	180	180	522	531

Total expenses	1,991	2,032	2,103	2,118	2,051	6,072	6,272

Operating earnings before provision for income tax	220	177	150	166	183	606	499
Provision for income tax	75	60	51	57	62	206	170

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$145	$117	$99	$109	$121	$400	$329

Net Income Reconciliation
Operating earnings available to common shareholders	$145	$117	$99	$109	$121	$400	$329

Net investment gains (losses)	50	(131)	(167)	(189)	(51)	(126)	(407)
Net investment gains (losses) tax benefit (provision)	(18)	46	58	66	18	44	142

Net investment gains (losses), net of income tax	32	(85)	(109)	(123)	(33)	(82)	(265)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	1	2	5	(2)	5	3	8
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	(1)	(2)	1	(2)	(1)	(3)

Adjustments related to net investment gains (losses), net of income tax (1)	1	1	3	(1)	3	2	5

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	178	33	(7)	(15)	91	320	69
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	178	33	(7)	(15)	91	320	69
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$178	$33	$(7)	$(15)	$91	$320	$69

Premiums, Fees and Other Revenues	$1,896	$1,916	$1,969	$1,993	$1,940	$5,688	$5,902

Incurred Loss Ratio (Mortality Experience) of Term Life	90.7%	93.3%	92.9%	91.3%	92.2%

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amounts allocable to certain participating contracts.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
RETIREMENT & SAVINGS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$994	$632	$319	$693	$634	$2,028	$1,646
Universal life and investment-type product policy fees	2	1	—	1	—	5	1
Investment income, net	1,359	1,239	1,028	1,088	1,119	4,267	3,235
Other revenues	103	56	59	55	27	226	141

Total revenues	2,458	1,928	1,406	1,837	1,780	6,526	5,023

EXPENSES
Policyholder benefits and dividends	1,574	1,185	850	1,193	1,169	3,648	3,212
Interest credited to policyholder account balances	496	518	391	340	320	1,504	1,051
Other expenses	93	99	89	102	100	264	291

Total expenses	2,163	1,802	1,330	1,635	1,589	5,416	4,554

Operating earnings before provision for income tax	295	126	76	202	191	1,110	469
Provision for income tax	100	42	25	68	62	375	155

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$195	$84	$51	$134	$129	$735	$314

Net Income Reconciliation
Operating earnings available to common shareholders	$195	$84	$51	$134	$129	$735	$314

Net investment gains (losses)	(34)	(1,091)	(722)	(714)	(346)	(492)	(1,782)
Net investment gains (losses) tax benefit (provision)	14	379	250	252	121	175	623

Net investment gains (losses), net of income tax	(20)	(712)	(472)	(462)	(225)	(317)	(1,159)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	33	15	(1)	(28)	(40)	58	(69)
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(11)	(5)	—	10	14	(20)	24

Adjustments related to net investment gains (losses), net of income tax (1)	22	10	(1)	(18)	(26)	38	(45)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	197	(618)	(422)	(346)	(122)	456	(890)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	197	(618)	(422)	(346)	(122)	456	(890)
Net income (loss) attributable to noncontrolling interests	—	(1)	—	—	—	1	—

Net income (loss)	$197	$(619)	$(422)	$(346)	$(122)	$457	$(890)

Premiums, Fees and Other Revenues	$1,099	$689	$378	$749	$661	$2,259	$1,788

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amounts allocable to certain participating contracts.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
NON-MEDICAL HEALTH & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$1,405	$1,450	$1,471	$1,455	$1,448	$4,208	$4,374
Universal life and investment-type product policy fees	2	4	3	2	3	6	8
Investment income, net	176	154	136	178	198	558	512
Other revenues	101	98	98	97	105	307	300

Total revenues	1,684	1,706	1,708	1,732	1,754	5,079	5,194

EXPENSES
Policyholder benefits and dividends	1,253	1,251	1,286	1,286	1,313	3,666	3,885
Interest credited to policyholder account balances	6	7	6	6	6	18	18
Other expenses	341	339	341	345	342	992	1,028

Total expenses	1,600	1,597	1,633	1,637	1,661	4,676	4,931

Operating earnings before provision for income tax	84	109	75	95	93	403	263
Provision for income tax	28	38	25	32	32	136	89

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$56	$71	$50	$63	$61	$267	$174

Net Income Reconciliation
Operating earnings available to common shareholders	$56	$71	$50	$63	$61	$267	$174

Net investment gains (losses)	199	1,793	(880)	(396)	46	211	(1,230)
Net investment gains (losses) tax benefit (provision)	(70)	(627)	307	139	(16)	(74)	430

Net investment gains (losses), net of income tax	129	1,166	(573)	(257)	30	137	(800)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	23	4	2	(1)	(4)	43	(3)
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(9)	(1)	(1)	1	1	(16)	1

Adjustments related to net investment gains (losses), net of income tax (1)	14	3	1	—	(3)	27	(2)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	199	1,240	(522)	(194)	88	431	(628)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	199	1,240	(522)	(194)	88	431	(628)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$199	$1,240	$(522)	$(194)	$88	$431	$(628)

Premiums, Fees and Other Revenues	$1,508	$1,552	$1,572	$1,554	$1,556	$4,521	$4,682
Group Disability Premiums, Fees and Other Revenues (Included in Total)	$395	$418	$404	$377	$381	$1,237	$1,162

Incurred Loss Ratio (Morbidity Experience) of Group Disability	95.6%	92.9%	86.0%	87.6%	96.4%

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amounts allocable to certain participating contracts.

INSTITUTIONAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Balance, beginning of period	$17,899	$17,648	$17,390	$17,652	$17,887
Premiums and deposits	3,299	3,163	3,429	3,495	3,359
Interest on reserves	163	162	147	157	141
Surrenders and withdrawals	(1,805)	(1,702)	(1,408)	(1,447)	(1,491)
Benefits and reserves	(1,691)	(1,713)	(1,815)	(1,815)	(1,758)
Other	(217)	(168)	(91)	(155)	(194)

Balance, end of period	$17,648	$17,390	$17,652	$17,887	$17,944

RETIREMENT & SAVINGS
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Balance, beginning of period	$94,202	$95,834	$101,107	$95,666	$93,608
Premiums and deposits	12,761	19,552	13,099	16,263	10,367
Interest on reserves	1,051	1,081	1,064	1,003	976
Surrenders and withdrawals	(10,512)	(15,120)	(18,167)	(17,917)	(12,456)
Benefits and reserves	(802)	(734)	(726)	(718)	(782)
Other	(866)	494	(711)	(689)	155

Balance, end of period	$95,834	$101,107	$95,666	$93,608	$91,868

NON-MEDICAL HEALTH & OTHER
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Balance, beginning of period	$11,539	$11,822	$12,120	$12,367	$12,579
Premiums and deposits	1,389	1,429	1,435	1,410	1,531
Interest on reserves	125	127	125	133	140
Surrenders and withdrawals	(2)	(14)	12	23	(102)
Benefits and reserves	(1,281)	(1,271)	(1,308)	(1,311)	(1,337)
Other	52	27	(17)	(43)	57

Balance, end of period	$11,822	$12,120	$12,367	$12,579	$12,868

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Balance, beginning of period	$15,597	$16,527	$15,366	$13,145	$12,914
Premiums and deposits	132	236	118	63	53
Investment performance	(627)	(949)	(170)	557	698
Surrenders and withdrawals	(144)	(119)	(782)	(117)	(76)
Policy charges	(33)	(34)	(36)	(99)	(64)
Other	1,602	(295)	(1,351)	(635)	694

Balance, end of period	$16,527	$15,366	$13,145	$12,914	$14,219

RETIREMENT & SAVINGS
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Balance, beginning of period	$33,482	$32,628	$30,783	$29,899	$29,746
Premiums and deposits	1,309	1,266	1,569	607	1,917
Investment performance	(1,301)	(235)	(834)	1,081	2,058
Surrenders and withdrawals	(1,243)	(1,482)	(1,119)	(1,009)	(1,128)
Policy charges	(21)	(19)	(19)	(20)	(20)
Other	402	(1,375)	(481)	(812)	(361)

Balance, end of period	$32,628	$30,783	$29,899	$29,746	$32,212

NON-MEDICAL HEALTH & OTHER
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Balance, beginning of period	$667	$705	$763	$793	$832
Premiums and deposits	44	49	60	67	38
Investment performance	(6)	27	(15)	23	30
Surrenders and withdrawals	(4)	(9)	(18)	(29)	(4)
Policy charges	(5)	(9)	(6)	(5)	(7)
Other	9	—	9	(17)	22

Balance, end of period	$705	$763	$793	$832	$911

INSTITUTIONAL
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Direct and allocated expenses	$452	$441	$424	$419	$409
Pension and other post-retirement benefit costs	2	31	26	40	39
Premium tax and other tax, licenses and fees	58	44	53	60	61

	512	516	503	519	509
Commissions and other expenses	100	114	98	108	113

Total Other Expenses	$612	$630	$601	$627	$622

INSTITUTIONAL
SPREADS BY PRODUCT

GROUP LIFE	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2008	2008	2009	2009	2009

Investment income yield	5.82%	5.38%	5.20%	5.32%	5.39%
Average crediting rate	3.55%	3.40%	3.23%	3.14%	3.02%

Annualized general account spread	2.27%	1.98%	1.97%	2.18%	2.37%

RETIREMENT & SAVINGS	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2008	2008	2009	2009	2009

Investment income yield	5.69%	4.95%	3.99%	4.43%	4.64%
Average crediting rate	4.73%	4.71%	4.16%	4.09%	4.08%

Annualized general account spread	0.96%	0.24%	(0.17%)	0.34%	0.56%

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2008	2008	2009	2009	2009

Investment income yield	5.34%	4.25%	3.60%	5.01%	5.57%
Average crediting rate	4.85%	4.73%	4.68%	4.76%	4.69%

Annualized general account spread	0.49%	(0.48%)	(1.08%)	0.25%	0.88%

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$1,074	$1,277	$1,137	$1,165	$1,175	$3,204	$3,477
Universal life and investment-type product policy fees	873	733	771	775	844	2,649	2,390
Investment income, net	1,645	1,509	1,568	1,762	1,783	5,020	5,113
Other revenues	147	121	105	116	176	450	397

Total revenues	3,739	3,640	3,581	3,818	3,978	11,323	11,377

EXPENSES
Policyholder benefits and dividends	1,744	1,991	2,000	1,990	2,124	5,209	6,114
Interest credited to policyholder account balances	492	540	580	609	619	1,488	1,808
Capitalization of deferred policy acquisition costs	(398)	(474)	(480)	(448)	(391)	(1,140)	(1,319)
Amortization of deferred policy acquisition costs	509	665	489	76	143	1,312	708
Other expenses	1,070	1,078	1,144	1,173	1,123	3,181	3,440

Total expenses	3,417	3,800	3,733	3,400	3,618	10,050	10,751

Operating earnings before provision for income tax	322	(160)	(152)	418	360	1,273	626
Provision for income tax expense (benefit)	107	(54)	(54)	142	123	424	211

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$215	$(106)	$(98)	$276	$237	$849	$415

Net Income Reconciliation

Operating earnings available to common shareholders	$215	$(106)	$(98)	$276	$237	$849	$415

Net investment gains (losses)	353	652	13	(1,548)	(807)	(1)	(2,342)
Net investment gains (losses) tax benefit (provision)	(126)	(224)	(7)	542	286	(2)	821

Net investment gains (losses), net of income tax	227	428	6	(1,006)	(521)	(3)	(1,521)

Adjustments related to universal life and investment-type product policy fees	—	16	(6)	(11)	(4)	2	(21)
Adjustments related to policyholder benefits and dividends	(71)	(93)	(11)	—	—	(225)	(11)
Adjustments related to other expenses	(1)	(778)	(183)	625	174	257	616
Adjustments related to tax benefit (provision)	27	297	71	(216)	(60)	(8)	(205)

Adjustments related to net investment gains (losses), net of income tax (1)	(45)	(558)	(129)	398	110	26	379

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	3	(20)	24	—	—	3	24

Net income (loss) available to MetLife, Inc.’s common shareholders	400	(256)	(197)	(332)	(174)	875	(703)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	400	(256)	(197)	(332)	(174)	875	(703)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$400	$(256)	$(197)	$(332)	$(174)	$875	$(703)

Premiums, Fees and Other Revenues	$2,094	$2,131	$2,013	$2,056	$2,195	$6,303	$6,264

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to policyholder dividend obligation and amounts allocated to certain participating contracts.

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
TRADITIONAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$1,015	$1,138	$985	$1,026	$1,035	$2,982	$3,046
Universal life and investment-type product policy fees	—	—	—	1	—	—	1
Investment income, net	811	724	727	769	769	2,445	2,265
Other revenues	2	—	1	2	18	2	21

Total revenues	1,828	1,862	1,713	1,798	1,822	5,429	5,333

EXPENSES
Policyholder benefits and dividends	1,468	1,566	1,474	1,545	1,561	4,345	4,580
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(66)	(56)	(76)	(87)	(91)	(187)	(254)
Amortization of deferred policy acquisition costs	56	51	9	55	4	146	68
Other expenses	238	241	254	279	256	713	789

Total expenses	1,696	1,802	1,661	1,792	1,730	5,017	5,183

Operating earnings before provision for income tax	132	60	52	6	92	412	150
Provision for income tax	43	20	17	2	30	134	49

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$89	$40	$35	$4	$62	$278	$101

Net Income Reconciliation
Operating earnings available to common shareholders	$89	$40	$35	$4	$62	$278	$101

Net investment gains (losses)	(21)	(31)	78	(192)	(262)	(150)	(376)
Net investment gains (losses) tax benefit (provision)	5	15	(28)	67	92	51	131

Net investment gains (losses), net of income tax	(16)	(16)	50	(125)	(170)	(99)	(245)

Adjustments related to universal life and investment-type product policy fees	1	(1)	—	—	—	1	—
Adjustments related to policyholder benefits and dividends	(71)	(93)	(11)	—	—	(225)	(11)
Adjustments related to other expenses	29	(96)	(73)	47	(54)	166	(80)
Adjustments related to tax benefit (provision)	14	65	30	(17)	19	22	32

Adjustments related to net investment gains (losses), net of income tax (1)	(27)	(125)	(54)	30	(35)	(36)	(59)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	1	(5)	5	—	—	(1)	5

Net income (loss) available to MetLife, Inc.’s common shareholders	47	(106)	36	(91)	(143)	142	(198)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	47	(106)	36	(91)	(143)	142	(198)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$47	$(106)	$36	$(91)	$(143)	$142	$(198)

Premiums, Fees and Other Revenues	$1,017	$1,138	$986	$1,029	$1,053	$2,984	$3,068

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to policyholder dividend obligation and amounts allocated to certain participating contracts.

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	389	354	418	379	382	1,175	1,179
Investment income, net	210	187	179	232	227	642	638
Other revenues	4	—	—	2	10	6	12

Total revenues	603	541	597	613	619	1,823	1,829

EXPENSES
Policyholder benefits and dividends	146	154	201	92	139	443	432
Interest credited to policyholder account balances	157	155	159	161	167	461	487
Capitalization of deferred policy acquisition costs	(95)	(93)	(75)	(76)	(77)	(298)	(228)
Amortization of deferred policy acquisition costs	135	46	154	65	97	378	316
Other expenses	214	206	191	191	189	641	571

Total expenses	557	468	630	433	515	1,625	1,578

Operating earnings before provision for income tax	46	73	(33)	180	104	198	251
Provision for income tax expense (benefit)	15	25	(11)	59	34	65	82

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$31	$48	$(22)	$121	$70	$133	$169

Net Income Reconciliation

Operating earnings available to common shareholders	$31	$48	$(22)	$121	$70	$133	$169

Net investment gains (losses)	(2)	69	(130)	(150)	(42)	(62)	(322)
Net investment gains (losses) tax benefit (provision)	—	(24)	45	53	15	21	113

Net investment gains (losses), net of income tax	(2)	45	(85)	(97)	(27)	(41)	(209)

Adjustments related to universal life and investment-type product policy fees	(1)	17	(6)	(11)	(4)	1	(21)
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	5	(29)	25	34	7	15	66
Adjustments related to tax benefit (provision)	(1)	4	(6)	(9)	(1)	(5)	(16)

Adjustments related to net investment gains (losses), net of income tax (1)	3	(8)	13	14	2	11	29

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	2	(13)	14	—	—	4	14

Net income (loss) available to MetLife, Inc.’s common shareholders	34	72	(80)	38	45	107	3
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	34	72	(80)	38	45	107	3
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$34	$72	$(80)	$38	$45	$107	$3

Premiums, Fees and Other Revenues	$393	$354	$418	$381	$392	$1,181	$1,191

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs and amounts allocated to certain participating contracts.

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
ANNUITIES

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$59	$139	$152	$139	$140	$222	$431
Universal life and investment-type product policy fees	430	338	315	352	412	1,305	1,079
Investment income, net	583	557	623	724	750	1,806	2,097
Other revenues	43	33	30	34	61	132	125

Total revenues	1,115	1,067	1,120	1,249	1,363	3,465	3,732

EXPENSES
Policyholder benefits and dividends	130	271	325	353	424	421	1,102
Interest credited to policyholder account balances	316	366	402	428	431	971	1,261
Capitalization of deferred policy acquisition costs	(237)	(325)	(329)	(285)	(223)	(655)	(837)
Amortization of deferred policy acquisition costs	318	568	326	(44)	42	788	324
Other expenses	463	495	578	575	527	1,342	1,680

Total expenses	990	1,375	1,302	1,027	1,201	2,867	3,530

Operating earnings before provision for income tax	125	(308)	(182)	222	162	598	202
Provision for income tax expense (benefit)	42	(104)	(64)	78	57	202	71

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$83	$(204)	$(118)	$144	$105	$396	$131

Net Income Reconciliation

Operating earnings available to common shareholders	$83	$(204)	$(118)	$144	$105	$396	$131

Net investment gains (losses)	365	629	100	(1,175)	(511)	236	(1,586)
Net investment gains (losses) tax benefit (provision)	(128)	(220)	(36)	411	181	(83)	556

Net investment gains (losses), net of income tax	237	409	64	(764)	(330)	153	(1,030)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	(35)	(653)	(135)	544	221	76	630

Adjustments related to tax benefit (provision)	14	228	47	(190)	(78)	(25)	(221)

Adjustments related to net investment gains (losses), net of income tax (1)	(21)	(425)	(88)	354	143	51	409

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	(2)	1	—	—	—	1

Net income (loss) available to MetLife, Inc.’s common shareholders	299	(222)	(141)	(266)	(82)	600	(489)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	299	(222)	(141)	(266)	(82)	600	(489)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$299	$(222)	$(141)	$(266)	$(82)	$600	$(489)

Premiums, Fees and Other Revenues	$532	$510	$497	$525	$613	$1,659	$1,635

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs and amounts allocated to certain participating contracts.

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	54	41	38	43	50	169	131
Investment income, net	41	41	39	37	37	127	113
Other revenues	98	88	74	78	87	310	239

Total revenues	193	170	151	158	174	606	483

EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	19	19	19	20	21	56	60
Capitalization of deferred policy acquisition costs	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—
Other expenses	155	136	121	128	151	485	400

Total expenses	174	155	140	148	172	541	460

Operating earnings before provision for income tax	19	15	11	10	2	65	23
Provision for income tax	7	5	4	3	2	23	9

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$12	$10	$7	$7	$—	$42	$14

Net Income Reconciliation

Operating earnings available to common shareholders	$12	$10	$7	$7	$—	$42	$14

Net investment gains (losses)	11	(15)	(35)	(31)	8	(25)	(58)
Net investment gains (losses) tax benefit (provision)	(3)	5	12	11	(2)	9	21

Net investment gains (losses), net of income tax	8	(10)	(23)	(20)	6	(16)	(37)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	4	—	—	—	4

Net income (loss) available to MetLife, Inc.’s common shareholders	20	—	(12)	(13)	6	26	(19)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	20	—	(12)	(13)	6	26	(19)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$20	$—	$(12)	$(13)	$6	$26	$(19)

Premiums, Fees and Other Revenues	$152	$129	$112	$121	$137	$479	$370

INDIVIDUAL
PREMIUMS AND DEPOSITS BY PRODUCT (1)

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Life First Year and Renewal, Annuity Type
Life First Year Premiums and Deposits
Traditional Life	$50	$54	$56	$70	$75
Variable Life 1st Year	46	37	32	35	24
Universal Life 1st Year	162	137	116	133	156

Total Life First Year Premiums & Deposits (2)	258	228	204	238	255

Life Renewal Premiums and Deposits
Traditional Life	1,035	1,198	987	1,047	1,030
Variable & Universal Life	566	572	601	550	549

Total Life Renewal Premiums and Deposits	1,601	1,770	1,588	1,597	1,579

Annuities Deposits
Fixed Annuity Deposits	499	4,122	3,645	949	596
Variable Annuity Deposits	3,787	3,424	3,737	4,507	3,441

Total Annuity Deposits (3)	4,286	7,546	7,382	5,456	4,037

Total Premiums and Deposits	$6,145	$9,544	$9,174	$7,291	$5,871

Separate Account and General Account
Separate Accounts
Variable & Universal Life	$248	$243	$228	$216	$210
Variable Annuities	2,212	2,005	2,147	2,775	2,171

Total Separate Accounts	2,460	2,248	2,375	2,991	2,381

General Accounts
Traditional Life	1,085	1,252	1,043	1,117	1,105
Variable & Universal Life	526	503	521	502	519
Fixed Annuities	499	4,122	3,645	949	596
Variable Annuities	1,575	1,419	1,590	1,732	1,270

Total General Account	3,685	7,296	6,799	4,300	3,490

Total Premiums and Deposits	$6,145	$9,544	$9,174	$7,291	$5,871

Percentage of Premiums and Deposits to Separate Accounts, Excluding Transfers from General Account
Variable & Universal Life	32.0%	32.6%	30.4%	30.1%	28.8%
Annuities	51.6%	26.6%	29.1%	50.9%	53.8%

(1)	Statutory premiums direct and assumed, excluding Company-sponsored internal exchanges.

(2)	Of the $255 million of Total Life First Year Premiums and Deposits received during the three months ended September 30, 2009, approximately 40% were distributed through MetLife agents, 15% through New England Financial agents, 44% through MetLife’s Third Party channels and 1% through other distribution channels.

(3)	Of the $4,037 million of Total Annuity Deposits received during the three months ended September 30, 2009, approximately 23% were distributed through MetLife agents, 7% through New England Financial agents, 60% through MetLife’s Third Party channels, 9% through MetLife Resources representatives and 1% through other distribution channels.

INDIVIDUAL
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2008	2008	2009	2009	2009

Mortality as a Percentage of Expected	83.2%	83.9%	82.6%	74.9%	91.2%

Lapse / Surrender (General and Separate Account) (1)
Traditional Life	5.9%	6.1%	6.4%	6.7%	6.9%
Variable & Universal Life	5.5%	5.7%	6.2%	6.6%	6.8%
Variable Annuities	9.5%	9.5%	9.3%	8.6%	7.9%
Fixed Annuities	11.2%	11.3%	10.4%	9.4%	8.6%

Actual Number of Sales Representatives
MetLife Distribution	7,160	7,066	7,204	7,071	6,795
New England Financial	2,335	2,278	2,316	2,332	2,329
MetLife Resources	701	703	661	659	638
Walnut Street and Tower Square Securities	1,361	1,329	1,333	1,307	1,262

Total Agents	11,557	11,376	11,514	11,369	11,024

(1)	Lapse/Surrender rates are calculated for the most recent 12 months of experience, excluding Company-sponsored internal exchanges.

INDIVIDUAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

TRADITIONAL LIFE
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Balance, beginning of period	$52,596	$52,734	$52,969	$53,346	$53,436
Premiums and deposits (1)	1,099	1,227	1,065	1,108	1,116
Interest on reserves	535	539	555	555	567
Surrenders and withdrawals	(453)	(491)	(527)	(541)	(496)
Benefit payments	(528)	(541)	(563)	(534)	(533)
Other	(515)	(499)	(153)	(498)	(485)

Balance, end of period	$52,734	$52,969	$53,346	$53,436	$53,605

VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Balance, beginning of period	$15,849	$16,046	$16,191	$16,451	$16,691
Premiums and deposits (1) (2)	528	500	522	503	522
Interest on reserves	157	156	159	161	167
Surrenders and withdrawals	(126)	(181)	(118)	(167)	(163)
Net transfers from (to) separate account	22	44	31	127	(14)
Policy charges	(390)	(389)	(391)	(394)	(389)
Benefit payments	(43)	(30)	(49)	(35)	(43)
Other	49	45	106	45	28

Balance, end of period	$16,046	$16,191	$16,451	$16,691	$16,799

ANNUITIES
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Balance, beginning of period	$40,916	$41,765	$47,937	$51,415	$51,228
Premiums and deposits (1) (2)	2,127	5,622	5,335	2,768	1,944
Interest on reserves	405	457	495	529	522
Surrenders and withdrawals	(1,130)	(1,615)	(1,413)	(923)	(890)
Net transfers from (to) separate account	(315)	1	(231)	(1,217)	(1,107)
Policy charges	(6)	(8)	(11)	(12)	(10)
Benefit payments	(267)	(287)	(315)	(374)	(363)
Other	35	2,002	(382)	(958)	64

Balance, end of period	$41,765	$47,937	$51,415	$51,228	$51,388

SEPARATE ACCOUNT LIABILITIES

VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Balance, beginning of period	$9,798	$8,831	$7,192	$6,742	$7,310
Premiums and deposits (1)	273	257	228	216	210
Investment performance	(914)	(1,565)	(351)	755	953
Surrenders and withdrawals	(156)	(120)	(145)	(127)	(113)
Net transfers from (to) fixed account	(22)	(44)	(31)	(127)	14
Policy charges	(159)	(150)	(150)	(147)	(147)
Other	11	(17)	(1)	(2)	2

Balance, end of period	$8,831	$7,192	$6,742	$7,310	$8,229

ANNUITIES
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Balance, beginning of period	$84,273	$75,938	$62,264	$59,194	$70,538
Premiums and deposits (1)	2,404	2,149	2,260	2,894	2,279
Investment performance	(8,645)	(13,820)	(3,945)	8,872	9,964
Surrenders and withdrawals	(2,047)	(1,723)	(1,350)	(1,317)	(1,423)
Net transfers from (to) fixed account	315	(1)	231	1,217	1,107
Policy charges	(364)	(288)	(271)	(322)	(366)
Other	2	9	5	—	1

Balance, end of period	$75,938	$62,264	$59,194	$70,538	$82,100

(1)	Includes Company-sponsored internal exchanges.

(2)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)
Insurance expenses	$929	$1,009	$1,037	$1,044	$961	$2,719	$3,042
DAC capitalization (1)	(405)	(485)	(491)	(458)	(401)	(1,174)	(1,350)

Net	$524	$524	$546	$586	$560	$1,545	$1,692

EXPENSES
Commissions	$321	$397	$382	$358	$309	$926	$1,049
Other deferrable expenses	162	158	175	170	168	473	513
Direct and allocated expenses, not deferred	401	395	388	411	378	1,190	1,177
Pension and other post-retirement benefit costs	11	37	57	74	68	33	199
Premium tax and other tax, licenses and fees	34	22	34	31	38	97	103
Other	—	—	—	—	—	—	—

Total insurance expenses	929	1,009	1,036	1,044	961	2,719	3,041
Broker-dealer and other expenses	155	138	123	130	151	490	404
Reinsurance allowances	(14)	(69)	(15)	(1)	11	(28)	(5)

Total other expenses	$1,070	$1,078	$1,144	$1,173	$1,123	$3,181	$3,440

(1)	Excludes $7 million, $11 million, $11 million, $10 million and $10 million of DAC capitalization related to reinsurance allowances for the three months ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively.

INDIVIDUAL
SPREADS BY PRODUCT

VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2008	2008	2009	2009	2009

Investment income yield	6.13%	5.30%	4.97%	6.24%	6.07%
Average crediting rate	4.49%	4.47%	4.59%	4.56%	4.58%

Annualized general account spread	1.64%	0.83%	0.38%	1.68%	1.49%

ANNUITIES
	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited	2008	2008	2009	2009	2009

Investment income yield	5.72%	5.05%	5.20%	5.84%	5.86%
Average crediting rate	3.71%	3.88%	3.86%	3.96%	3.88%

Annualized general account spread	2.01%	1.17%	1.34%	1.88%	1.98%

INTERNATIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions, except number of sales representatives)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$893	$753	$721	$777	$868	$2,717	$2,366
Universal life and investment-type product policy fees	264	248	210	226	222	847	658
Investment income, net	311	234	168	359	395	946	922
Other revenues	—	5	2	2	4	13	8

Total revenues	1,468	1,240	1,101	1,364	1,489	4,523	3,954

EXPENSES
Policyholder benefits and dividends	869	724	548	600	705	2,461	1,853
Interest credited to policyholder account balances	6	29	78	159	198	142	435
Capitalization of deferred policy acquisition costs	(204)	(152)	(145)	(140)	(164)	(646)	(449)
Amortization of deferred policy acquisition costs	36	133	95	98	79	248	272
Other expenses	580	378	338	437	484	1,710	1,259

Total expenses	1,287	1,112	914	1,154	1,302	3,915	3,370

Operating earnings before provision for income tax	181	128	187	210	187	608	584
Provision for income tax	63	50	56	52	34	207	142

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$118	$78	$131	$158	$153	$401	$442

Net Income Reconciliation

Operating earnings available to common shareholders	$118	$78	$131	$158	$153	$401	$442

Net investment gains (losses)	300	(54)	480	(603)	(614)	290	(737)
Net investment gains (losses) tax benefit (provision)	(111)	(24)	(155)	212	201	(119)	258

Net investment gains (losses), net of income tax	189	(78)	325	(391)	(413)	171	(479)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(82)	(51)	(22)	39	(24)	63	(7)
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	29	18	6	(11)	6	(22)	1

Adjustments related to net investment gains (losses), net of income tax (1)	(53)	(33)	(16)	28	(18)	41	(6)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	254	(33)	440	(205)	(278)	613	(43)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	254	(33)	440	(205)	(278)	613	(43)
Net loss attributable to noncontrolling interests	(6)	(9)	(5)	(9)	(5)	(17)	(19)

Net income (loss)	$248	$(42)	$435	$(214)	$(283)	$596	$(62)

Premiums, Fees and Other Revenues	$1,157	$1,006	$933	$1,005	$1,094	$3,577	$3,032

Actual Number of Sales Representatives (2)	6,039	6,000	5,757	5,747	5,622

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amounts allocable to certain participating contracts.

(2)	Actual Number of Sales Representatives disclosed for September 30, 2008, December 31, 2008 and March 31, 2009 modifies prior disclosure provided in the June 30, 2009 Quarterly Financial Supplement.

INTERNATIONAL — LATIN AMERICA REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions, except number of sales representatives)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$481	$358	$348	$366	$420	$1,464	$1,134
Universal life and investment-type product policy fees	150	133	122	136	133	481	391
Investment income, net	331	244	119	191	193	859	503
Other revenues	(2)	5	1	1	3	9	5

Total revenues	960	740	590	694	749	2,813	2,033

EXPENSES
Policyholder benefits and dividends	557	393	265	326	384	1,545	975
Interest credited to policyholder account balances	84	68	78	81	86	249	245
Capitalization of deferred policy acquisition costs	(50)	(34)	(34)	(41)	(40)	(152)	(115)
Amortization of deferred policy acquisition costs	(18)	57	32	34	22	54	88
Other expenses	244	93	71	177	193	662	441

Total expenses	817	577	412	577	645	2,358	1,634

Operating earnings before provision for income tax	143	163	178	117	104	455	399
Provision for income tax	44	48	56	31	23	152	110

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$99	$115	$122	$86	$81	$303	$289

Net Income Reconciliation
Operating earnings available to common shareholders	$99	$115	$122	$86	$81	$303	$289

Net investment gains (losses)	(34)	(78)	(8)	23	(24)	(79)	(9)
Net investment gains (losses) tax benefit (provision)	5	12	(3)	—	5	12	2

Net investment gains (losses), net of income tax	(29)	(66)	(11)	23	(19)	(67)	(7)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(82)	(51)	(22)	39	(24)	63	(7)
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	29	18	6	(11)	6	(22)	1

Adjustments related to net investment gains (losses), net of income tax (1)	(53)	(33)	(16)	28	(18)	41	(6)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	17	16	95	137	44	277	276
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	17	16	95	137	44	277	276
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$17	$16	$95	$137	$44	$277	$276

Premiums, Fees and Other Revenues	$629	$496	$471	$503	$556	$1,954	$1,530

Actual Number of Sales Representatives	194	139	118	120	114

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amounts allocable to certain participating contracts.

INTERNATIONAL — ASIA PACIFIC REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions, except number of sales representatives)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$314	$302	$289	$329	$353	$967	$971
Universal life and investment-type product policy fees	104	109	76	78	78	331	232
Investment income, net	(14)	(13)	50	147	126	72	323
Other revenues	1	—	—	1	—	3	1

Total revenues	405	398	415	555	557	1,373	1,527

EXPENSES
Policyholder benefits and dividends	287	305	258	253	292	847	803
Interest credited to policyholder account balances	(62)	(37)	6	63	40	(94)	109
Capitalization of deferred policy acquisition costs	(109)	(75)	(59)	(75)	(88)	(350)	(222)
Amortization of deferred policy acquisition costs	42	58	52	52	49	156	153
Other expenses	194	154	135	154	169	637	458

Total expenses	352	405	392	447	462	1,196	1,301

Operating earnings before provision for income tax	53	(7)	23	108	95	177	226
Provision for income tax expense (benefit)	24	7	2	22	13	66	37

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$29	$(14)	$21	$86	$82	$111	$189

Net Income Reconciliation

Operating earnings available to common shareholders	$29	$(14)	$21	$86	$82	$111	$189

Net investment gains (losses)	335	31	486	(629)	(594)	365	(737)
Net investment gains (losses) tax benefit (provision)	(116)	(40)	(152)	213	197	(130)	258

Net investment gains (losses), net of income tax	219	(9)	334	(416)	(397)	235	(479)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	248	(23)	355	(330)	(315)	346	(290)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	248	(23)	355	(330)	(315)	346	(290)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$248	$(23)	$355	$(330)	$(315)	$346	$(290)

Premiums, Fees and Other Revenues	$419	$411	$365	$408	$431	$1,301	$1,204

Actual Number of Sales Representatives	5,845	5,861	5,639	5,627	5,508

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amounts allocable to certain participating contracts.

INTERNATIONAL — EUROPEAN REGION
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$98	$93	$84	$82	$95	$286	$261
Universal life and investment-type product policy fees	10	6	12	12	11	35	35
Investment income, net	(6)	3	(1)	21	76	15	96
Other revenues	1	—	1	—	1	1	2

Total revenues	103	102	96	115	183	337	394

EXPENSES
Policyholder benefits and dividends	25	26	25	21	29	69	75
Interest credited to policyholder account balances	(16)	(2)	(6)	15	72	(13)	81
Capitalization of deferred policy acquisition costs	(45)	(43)	(52)	(24)	(36)	(144)	(112)
Amortization of deferred policy acquisition costs	12	18	11	12	8	38	31
Other expenses	142	131	132	106	122	411	360

Total expenses	118	130	110	130	195	361	435

Operating earnings before provision for income tax	(15)	(28)	(14)	(15)	(12)	(24)	(41)
Provision for income tax expense (benefit)	(5)	(5)	(2)	(1)	(2)	(11)	(5)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(10)	$(23)	$(12)	$(14)	$(10)	$(13)	$(36)

Net Income Reconciliation

Operating earnings available to common shareholders	$(10)	$(23)	$(12)	$(14)	$(10)	$(13)	$(36)

Net investment gains (losses)	(1)	(7)	2	3	4	4	9
Net investment gains (losses) tax benefit (provision)	—	4	—	(1)	(1)	(1)	(2)

Net investment gains (losses), net of income tax	(1)	(3)	2	2	3	3	7

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	(11)	(26)	(10)	(12)	(7)	(10)	(29)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(11)	(26)	(10)	(12)	(7)	(10)	(29)
Net loss attributable to noncontrolling interests	(6)	(9)	(5)	(9)	(5)	(17)	(19)

Net loss	$(17)	$(35)	$(15)	$(21)	$(12)	$(27)	$(48)

Premiums, Fees and Other Revenues	$109	$99	$97	$94	$107	$322	$298

Actual Number of Sales Representatives	—	—	—	—	—

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amounts allocable to certain participating contracts.

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Earned premiums	$745	$739	$722	$726	$727	$2,232	$2,175
Investment income, net	48	37	40	49	45	149	134
Other revenues	9	8	9	5	8	30	22

Total revenues	802	784	771	780	780	2,411	2,331

EXPENSES
Losses and loss adjustment expense	471	431	480	491	482	1,488	1,453
Policyholder benefits and dividends	1	1	(1)	1	1	4	1
Other expenses	196	200	193	192	184	604	569

Total expenses	668	632	672	684	667	2,096	2,023

Operating earnings before provision for income tax	134	152	99	96	113	315	308
Provision for income tax	33	40	23	20	27	64	70

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$101	$112	$76	$76	$86	$251	$238

Net Income Reconciliation

Operating earnings available to common shareholders	$101	$112	$76	$76	$86	$251	$238

Net investment gains (losses)	(67)	(43)	31	(8)	(30)	(91)	(7)
Net investment gains (losses) tax benefit (provision)	23	15	(11)	3	11	31	3

Net investment gains (losses), net of income tax	(44)	(28)	20	(5)	(19)	(60)	(4)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	57	84	96	71	67	191	234
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	57	84	96	71	67	191	234
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$57	$84	$96	$71	$67	$191	$234

Premiums, Fees and Other Revenues	$754	$747	$731	$731	$735	$2,262	$2,197

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
AUTO

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Earned premiums	$517	$511	$497	$499	$500	$1,550	$1,496
Investment income, net	35	28	25	30	28	107	83
Other revenues	5	4	5	3	5	19	13

Total revenues	557	543	527	532	533	1,676	1,592

EXPENSES
Losses and loss adjustment expense	292	342	317	349	352	937	1,018
Policyholder benefits and dividends	1	1	(1)	1	1	3	1
Other expenses	130	136	129	124	121	403	374

Total expenses	423	479	445	474	474	1,343	1,393

Operating earnings before provision for income tax	134	64	82	58	59	333	199
Provision for income tax	35	15	20	13	13	80	46

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$99	$49	$62	$45	$46	$253	$153

Net Income Reconciliation

Operating earnings available to common shareholders	$99	$49	$62	$45	$46	$253	$153

Net investment gains (losses)	(46)	(30)	19	(5)	(18)	(62)	(4)
Net investment gains (losses) tax benefit (provision)	16	10	(7)	2	7	21	2

Net investment gains (losses), net of income tax	(30)	(20)	12	(3)	(11)	(41)	(2)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	69	29	74	42	35	212	151
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	69	29	74	42	35	212	151
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$69	$29	$74	$42	$35	$212	$151

Premiums, Fees and Other Revenues	$522	$515	$502	$502	$505	$1,569	$1,509

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
HOMEOWNERS & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Earned premiums	$228	$228	$225	$227	$227	$682	$679
Investment income, net	13	9	15	19	17	42	51
Other revenues	4	4	4	2	3	11	9

Total revenues	245	241	244	248	247	735	739

EXPENSES
Losses and loss adjustment expense	179	89	163	142	130	551	435
Policyholder benefits and dividends	—	—	—	—	—	1	—
Other expenses	66	64	64	68	63	201	195

Total expenses	245	153	227	210	193	753	630

Operating earnings before provision for income tax	—	88	17	38	54	(18)	109
Provision for income tax expense (benefit)	(2)	25	3	7	14	(16)	24

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$2	$63	$14	$31	$40	$(2)	$85

Net Income Reconciliation

Operating earnings available to common shareholders	$2	$63	$14	$31	$40	$(2)	$85

Net investment gains (losses)	(21)	(13)	12	(3)	(12)	(29)	(3)
Net investment gains (losses) tax benefit (provision)	7	5	(4)	1	4	10	1

Net investment gains (losses), net of income tax	(14)	(8)	8	(2)	(8)	(19)	(2)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	(12)	55	22	29	32	(21)	83
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	(12)	55	22	29	32	(21)	83
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$(12)	$55	$22	$29	$32	$(21)	$83

Premiums, Fees and Other Revenues	$232	$232	$229	$229	$230	$693	$688

AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Written Premiums by Product
Automobile	$520	$490	$496	$503	$503
Homeowners	237	207	182	231	240
Other	13	11	21	13	11

Total	$770	$708	$699	$747	$754

Selected Financial Information and Supplemental Data

Total Auto & Home
Loss and loss adjustment expense ratio	63.1%	58.3%	66.5%	67.7%	66.1%
Policyholder benefits and dividends	0.2%	0.2%	(0.1%)	0.2%	0.1%
Other expense ratio	26.4%	27.0%	26.7%	26.2%	25.5%
Payment fees credit	(0.7%)	(0.6%)	(0.7%)	(0.6%)	(0.6%)

Total combined ratio	89.0%	84.9%	92.4%	93.5%	91.1%
Effect of catastrophe losses	9.4%	2.0%	4.3%	5.5%	3.4%

Combined ratio excluding catastrophes	79.6%	82.9%	88.1%	88.0%	87.7%

Auto
Loss and loss adjustment expense ratio	56.5%	67.0%	63.6%	69.8%	70.2%
Policyholder benefits and dividends	0.2%	0.2%	(0.1%)	0.2%	0.1%
Other expense ratio	25.1%	26.6%	26.0%	25.1%	24.4%
Payment fees credit	(0.7%)	(0.7%)	(0.8%)	(0.7%)	(0.7%)

Total combined ratio	81.1%	93.1%	88.7%	94.4%	94.0%
Effect of catastrophe losses	1.0%	0.0%	0.8%	0.8%	0.4%

Combined ratio excluding catastrophes	80.1%	93.1%	87.9%	93.6%	93.6%

Homeowners & Other
Loss and loss adjustment expense ratio	78.3%	38.9%	72.6%	63.3%	56.9%
Policyholder benefits and dividends	0.2%	0.1%	(0.1%)	0.2%	0.2%
Other expense ratio	28.9%	28.1%	28.4%	28.5%	28.0%
Payment fees credit	(0.4%)	(0.5%)	(0.5%)	(0.4%)	(0.4%)

Total combined ratio	107.0%	66.6%	100.4%	91.6%	84.7%
Effect of catastrophe losses	28.5%	6.7%	12.0%	15.9%	9.7%

Combined ratio excluding catastrophes	78.5%	59.9%	88.4%	75.7%	75.0%

Pre-Tax Catastrophe Losses
Auto	$5	$—	$4	$4	$2
Homeowners & Other	65	15	27	36	22

Total	$70	$15	$31	$40	$24

Catastrophe points on combined ratios	9.4	2.0	4.3	5.5	3.4

CORPORATE, OTHER & ELIMINATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009	2008	2009

REVENUES
Premiums	$8	$2	$2	$4	$5	$26	$11
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Investment income, net	159	155	50	132	122	649	304
Other revenues	42	120	267	283	272	64	822

Total revenues	209	277	319	419	399	739	1,137

EXPENSES
Policyholder benefits and dividends	12	12	(1)	4	—	36	3
Interest credited to policyholder account balances	—	7	—	—	—	—	—
Interest credited to bank deposits	40	43	43	40	37	123	120
Interest expense	250	268	240	252	270	765	762
Other expenses	231	308	287	329	301	390	917

Total expenses	533	638	569	625	608	1,314	1,802

Operating earnings before provision for income tax	(324)	(361)	(250)	(206)	(209)	(575)	(665)
Provision for income tax expense (benefit)	(132)	(168)	(102)	(144)	(170)	(328)	(416)

Operating earnings	(192)	(193)	(148)	(62)	(39)	(247)	(249)
Preferred stock dividends	30	31	30	31	30	94	91

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(222)	$(224)	$(178)	$(93)	$(69)	$(341)	$(340)

Net Income Reconciliation
Operating earnings available to common shareholders	$(222)	$(224)	(178)	$(93)	$(69)	$(341)	$(340)

Net investment gains (losses)	(25)	1,039	330	(499)	(369)	(79)	(538)
Net investment gains (losses) tax benefit (provision)	(5)	(369)	(117)	180	130	16	193

Net investment gains (losses), net of income tax	(30)	670	213	(319)	(239)	(63)	(345)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	(9)	—	(12)	—	(21)

Discontinued operations, net of income tax	(433)	58	12	—	(2)	(352)	10

Net income (loss) available to MetLife, Inc.’s common shareholders	(685)	504	38	(412)	(322)	(756)	(696)
Preferred stock dividends	30	31	30	31	30	94	91

Net income (loss) attributable to MetLife, Inc.	(655)	535	68	(381)	(292)	(662)	(605)
Net income (loss) attributable to noncontrolling interests	22	2	1	(7)	—	94	(6)

Net income (loss)	$(633)	$537	$69	$(388)	$(292)	$(568)	$(611)

Premiums, Fees and Other Revenues	$50	$122	$269	$287	$277	$90	$833

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Three Months Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Fixed Maturity Securities
Yield (1)	6.38%	6.18%	5.70%	5.91%	5.89%
Investment income (2)	$3,107	$2,973	$2,800	$3,036	$3,090
Investment gains (losses)	(918)	(526)	(609)	(378)	(455)
Ending carrying value (2)	212,912	189,197	192,337	213,034	225,866

Mortgage and Consumer Loans
Yield (1)	5.99%	6.05%	5.32%	5.37%	5.33%
Investment income (3)	687	737	680	694	675
Investment gains (losses)	26	(99)	(146)	(125)	(129)
Ending carrying value	50,606	51,364	53,044	52,500	50,681

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	2.84%	(2.36%)	(9.19%)	(8.83%)	(6.09%)
Investment income (loss)	53	(44)	(172)	(162)	(109)
Investment gains (losses)	2	(13)	(25)	(68)	(70)
Ending carrying value	7,555	7,586	7,381	7,296	7,032

Policy Loans
Yield (1)	6.09%	6.32%	6.40%	6.51%	6.56%
Investment income	148	154	157	161	163
Ending carrying value	9,742	9,802	9,851	9,907	10,001

Equity Securities
Yield (1)	4.00%	6.25%	3.92%	6.01%	4.50%
Investment income	45	59	37	54	37
Investment gains (losses)	(181)	(63)	(269)	(108)	(53)
Ending carrying value	3,474	3,197	2,817	3,045	3,117

Other Limited Partnership Interests
Yield (1)	(3.91%)	(20.14%)	(19.79%)	5.46%	9.75%
Investment income (loss)	(62)	(311)	(253)	72	127
Investment gains (losses)	(16)	(109)	(97)	(247)	(12)
Ending carrying value	6,353	6,039	5,365	5,193	5,255

Cash and Short-term Investments
Yield (1)	1.89%	0.71%	0.48%	0.45%	0.45%
Investment income	78	48	36	24	20
Investment gains (losses)	—	2	(2)	2	5
Ending carrying value	22,751	38,085	30,320	21,330	22,423

Other Invested Assets (5), (6), (7), (8), (9)
Investment income	65	120	92	98	54
Investment gains (losses)	1,863	2,973	233	(3,033)	(1,457)
Ending carrying value	9,755	17,248	15,130	13,071	13,916

Total Investments
Gross investment income yield (1)	5.63%	4.86%	4.24%	5.02%	5.14%
Investment fees and expenses yield	(0.15%)	(0.15%)	(0.13%)	(0.15%)	(0.13%)

Net Investment Income Yield	5.48%	4.71%	4.11%	4.87%	5.01%

Gross investment income	4,121	3,736	3,377	3,977	4,057
Investment fees and expenses	(108)	(115)	(103)	(118)	(101)

Net Investment Income	$4,013	$3,621	$3,274	$3,859	$3,956

Ending carrying value	$323,148	$322,518	$316,245	$325,376	$338,291

Gross investment gains	$1,109	$782	$571	$263	$299
Gross investment losses (7)	(464)	(737)	(535)	(546)	(491)
Writedowns (7)	(1,048)	(546)	(1,041)	(846)	(661)

Subtotal	(403)	(501)	(1,005)	(1,129)	(853)
Derivatives not qualifying for hedge accounting (7), (8), (9)	1,179	2,666	90	(2,828)	(1,318)

Investment Gains (Losses)	776	2,165	(915)	(3,957)	(2,171)
Investment gains (losses) income tax benefit (provision)	(293)	(804)	325	1,394	751

Investment Gains (Losses), Net of Income Tax	$483	$1,361	$(590)	$(2,563)	$(1,420)

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $787 million, $946 million, $922 million, $1,471 million and $1,970 million in ending carrying value, and ($95) million, ($56) million, $17 million, $130 million and $163 million of investment income (loss) related to trading securities at or for the three months ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $6 million, $3 million, $2 million, $1 million and $2 million related to discontinued operations for the three months ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $8 million related to discontinued operations for the three months ended December 31, 2008. There were no discontinued operations from real estate and real estate joint ventures for any other period.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting of ($3) million, $53 million, $32 million, $31 million and ($4) million for the three months ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $10 million, $7 million, ($3) million, $1 million and $1 million for the three months ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively, related to settlement payments on derivative instruments used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

(6)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the table above.

(7)	The components of investment gains (losses) for the three months ended September 30, 2008, are shown net of a realized gain under purchased credit default swaps that offsets losses incurred on certain fixed maturity securities.

(8)	Derivatives not qualifying for hedge accounting is comprised of amounts for freestanding derivatives of $1,148 million, $5,287 million, ($1,127) million, ($3,621) million and ($732) million; and embedded derivatives of $31 million, ($2,621) million, $1,217 million, $793 million and ($586) million for the three months ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively.

(9)	Included in investment gains (losses) from other invested assets are the net results of the hedged embedded derivatives related to certain variable annuities with guarantees of consolidated entities and operating joint ventures reported under the equity method of accounting of $37 million, $64 million, $20 million, ($96) million and ($35) million for the three months ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively. These amounts are excluded from investment income.

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year-to-Date Ended
	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Fixed Maturity Securities
Yield (1)	6.46%	6.40%	5.70%	5.81%	5.83%
Investment income (2)	$9,430	$12,403	$2,800	$5,836	$8,926
Investment gains (losses)	(1,427)	(1,953)	(609)	(987)	(1,442)
Ending carrying value (2)	212,912	189,197	192,337	213,034	225,866

Mortgage and Consumer Loans
Yield (1)	6.09%	6.08%	5.32%	5.35%	5.34%
Investment income (3)	2,037	2,774	680	1,374	2,049
Investment gains (losses)	(36)	(136)	(146)	(271)	(400)
Ending carrying value	50,606	51,364	53,044	52,500	50,681

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	4.86%	2.98%	(9.19%)	(9.01%)	(8.05%)
Investment income (loss)	261	217	(172)	(334)	(443)
Investment gains (losses)	4	(9)	(25)	(93)	(163)
Ending carrying value	7,555	7,586	7,381	7,296	7,032

Policy Loans
Yield (1)	6.19%	6.22%	6.40%	6.45%	6.49%
Investment income	447	601	157	318	481
Ending carrying value	9,742	9,802	9,851	9,907	10,001

Equity Securities
Yield (1)	5.01%	5.25%	3.92%	4.94%	4.83%
Investment income	190	249	37	91	128
Investment gains (losses)	(191)	(253)	(269)	(377)	(430)
Ending carrying value	3,474	3,197	2,817	3,045	3,117

Other Limited Partnership Interests
Yield (1)	3.08%	(2.77%)	(19.79%)	(6.59%)	(1.32%)
Investment income (loss)	141	(170)	(253)	(181)	(54)
Investment gains (losses)	(31)	(140)	(97)	(344)	(356)
Ending carrying value	6,353	6,039	5,365	5,193	5,255

Cash and Short-term Investments
Yield (1)	2.49%	1.62%	0.48%	0.47%	0.46%
Investment income	259	307	36	60	80
Investment gains (losses)	1	3	(2)	0	5
Ending carrying value	22,751	38,085	30,320	21,330	22,423

Other Invested Assets (5), (6), (7), (8), (9)
Investment income	159	279	92	190	244
Investment gains (losses)	1,392	4,365	233	(2,800)	(4,257)
Ending carrying value	9,755	17,248	15,130	13,071	13,916

Total Investments
Gross investment income yield (1)	5.97%	5.68%	4.24%	4.63%	4.80%
Investment fees and expenses yield	(0.16%)	(0.16%)	(0.13%)	(0.14%)	(0.14%)

Net Investment Income Yield	5.81%	5.52%	4.11%	4.49%	4.66%

Gross investment income	12,924	16,660	3,377	7,354	11,411
Investment fees and expenses	(345)	(460)	(103)	(221)	(322)

Net Investment Income	$12,579	$16,200	$3,274	$7,133	$11,089

Ending carrying value	$323,148	$322,518	$316,245	$325,376	$338,291

Gross investment gains	$1,797	$2,579	$571	$834	$1,133
Gross investment losses (7)	(1,345)	(2,082)	(535)	(1,081)	(1,572)
Writedowns (7)	(1,496)	(2,042)	(1,041)	(1,887)	(2,548)

Subtotal	(1,044)	(1,545)	(1,005)	(2,134)	(2,987)
Derivatives not qualifying for hedge accounting (7), (8), (9)	756	3,422	90	(2,738)	(4,056)

Investment Gains (Losses)	(288)	1,877	(915)	(4,872)	(7,043)
Investment gains (losses) income tax benefit (provision)	71	(733)	325	1,719	2,470

Investment Gains (Losses), Net of Income Tax	$(217)	$1,144	$(590)	$(3,153)	$(4,573)

(1)	Yields are based on average of quarterly asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average of quarterly ending assets exclude collateral received from counterparties associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $787 million, $946 million, $922 million, $1,471 million and $1,970 million in ending carrying value, and ($137) million, ($193) million, $17 million, $147 million and $310 million of investment income (loss) related to trading securities at or for the year-to-date ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, and September 30, 2009, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is $6 million, $9 million, $2 million, $3 million and $5 million related to discontinued operations for the year-to-date ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $8 million related to discontinued operations for the year ended December 31, 2008. There were no discontinued operations from real estate and real estate joint ventures for any other period.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting of ($47) million, $6 million, $32 million, $63 million and $59 million for the year-to-date ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009, and September 30, 2009, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $35 million, $42 million, ($3) million, ($2) million and ($1) million for the year-to-date ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively, related to settlement payments on derivative instruments used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

(6)	Other invested assets is principally comprised of freestanding derivatives with positive estimated fair values and leveraged leases. Freestanding derivatives with negative estimated fair values are included within other liabilities. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the table above.

(7)	The components of investment gains (losses) for the year-to-date ended September 30, 2008 are shown net of a realized gain under purchased credit default swaps that offsets losses incurred on certain fixed maturity securities.

(8)	Derivatives not qualifying for hedge accounting is comprised of amounts for freestanding derivatives of $785 million, $6,072 million, ($1,127) million, ($4,748) million and ($5,480) million; and embedded derivatives of ($29) million, ($2,650) million, $1,217 million, $2,010 million and $1,424 million for the year-to-date ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively.

(9)	Included in investment gains (losses) from other invested assets are the net results of the hedged embedded derivatives related to certain variable annuities with guarantees of consolidated entities and operating joint ventures reported under the equity method of accounting of $41 million, $105 million, $20 million, ($76) million and ($111) million for the year-to-date ended September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009, respectively. These amounts are excluded from investment income.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	September 30, 2008		December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$9,141	54.8%	$8,034	27.9%	$6,951	24.2%	$6,220	31.9%	$4,050	35.4%
20% or more for less than six months	5,665	34.0%	17,191	59.6%	12,494	43.4%	1,973	10.1%	540	4.7%
20% or more for six months or greater	1,871	11.2%	3,596	12.5%	9,312	32.4%	11,320	58.0%	6,850	59.9%

Total Gross Unrealized Losses	$16,677	100.0%	$28,821	100.0%	$28,757	100.0%	$19,513	100.0%	$11,440	100.0%

Total Gross Unrealized Gains	$4,478		$7,564		$5,562		$5,582		$10,062

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	September 30, 2008		December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$60	9.4%	$75	7.7%	$25	2.1%	$26	3.6%	$85	21.3%
20% or more for less than six months	415	65.0%	519	53.0%	490	40.8%	143	19.8%	13	3.3%
20% or more for six months or greater	163	25.6%	384	39.3%	687	57.1%	552	76.6%	300	75.4%

Total Gross Unrealized Losses	$638	100.0%	$978	100.0%	$1,202	100.0%	$721	100.0%	$398	100.0%

Total Gross Unrealized Gains	$92		$44		$32		$87		$166

(1)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

	September 30, 2008		December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities	$67,822	32.0%	$63,303	33.6%	$60,714	31.7%	$65,981	31.2%	$71,642	32.1%
Residential mortgage-backed securities	46,912	22.1%	36,028	19.2%	38,115	19.9%	41,798	19.8%	43,397	19.4%
Foreign corporate securities	34,321	16.2%	29,679	15.8%	29,405	15.4%	33,607	15.9%	36,592	16.3%
U.S. Treasury, agency and government guaranteed securities	16,575	7.8%	21,310	11.3%	24,649	12.9%	27,673	13.1%	25,467	11.4%
Commercial mortgage-backed securities	15,829	7.5%	12,644	6.7%	12,981	6.8%	13,995	6.6%	15,535	6.9%
Asset-backed securities	12,763	6.0%	10,523	5.6%	11,032	5.7%	12,414	5.8%	13,251	5.9%
Foreign government securities	11,933	5.6%	10,153	5.4%	9,384	4.9%	10,560	5.0%	11,447	5.1%
State and political subdivision securities	5,912	2.8%	4,557	2.4%	5,112	2.7%	5,517	2.6%	6,549	2.9%
Other fixed maturity securities	58	0.0%	54	0.0%	23	0.0%	18	0.0%	16	0.0%

Total fixed maturity securities available-for-sale	$212,125	100.0%	$188,251	100.0%	$191,415	100.0%	$211,563	100.0%	$223,896	100.0%

NAIC RATING (1) RATING AGENCY EQUIVALENT DESIGNATION
1 Aaa / Aa / A	$154,978	73.1%	$137,125	72.9%	$137,190	71.7%	$147,337	69.6%	$153,893	68.7%
2 Baa	43,030	20.3%	38,761	20.6%	39,346	20.6%	45,949	21.7%	48,612	21.7%
3 Ba	8,786	4.1%	7,796	4.1%	8,697	4.5%	9,598	4.6%	9,860	4.4%
4 B	4,646	2.2%	3,779	2.0%	4,368	2.3%	5,717	2.7%	5,927	2.7%
5 Caa and lower	622	0.3%	715	0.4%	1,734	0.9%	2,756	1.3%	5,330	2.4%
6 In or near default	63	0.0%	75	0.0%	80	0.0%	206	0.1%	274	0.1%

Total fixed maturity securities available-for-sale	$212,125	100.0%	$188,251	100.0%	$191,415	100.0%	$211,563	100.0%	$223,896	100.0%

(1)     Amounts presented are based on rating agency designations. Comparisons between National Association of Insurance Commissioners (“NAIC”) ratings and rating agency designations are published by the NAIC.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	September 30, 2008		December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,581	23.9%	$8,837	24.6%	$8,757	24.4%	$8,679	24.8%	$8,806	25.3%
South Atlantic	8,099	22.6%	8,101	22.5%	8,064	22.5%	7,627	21.8%	7,454	21.4%
Middle Atlantic	5,784	16.1%	5,931	16.5%	6,129	17.1%	5,879	16.8%	5,639	16.2%
International	3,695	10.3%	3,414	9.5%	3,350	9.3%	3,461	9.9%	3,590	10.3%
West South Central	3,059	8.5%	3,070	8.5%	3,006	8.4%	2,908	8.3%	2,906	8.3%
East North Central	2,607	7.3%	2,591	7.2%	2,580	7.2%	2,561	7.3%	2,545	7.3%
New England	1,535	4.3%	1,529	4.3%	1,517	4.2%	1,465	4.2%	1,451	4.2%
Mountain	1,058	2.9%	1,052	2.9%	1,049	2.9%	1,044	3.0%	1,039	3.0%
West North Central	758	2.1%	716	2.0%	682	1.9%	677	1.9%	667	2.0%
East South Central	470	1.3%	468	1.3%	465	1.4%	462	1.3%	460	1.3%
Other	256	0.7%	256	0.7%	254	0.7%	254	0.7%	253	0.7%

Total	$35,902	100.0%	$35,965	100.0%	$35,853	100.0%	$35,017	100.0%	$34,810	100.0%

Office	$15,344	42.8%	$15,307	42.6%	$15,215	42.4%	$14,832	42.3%	14,988	43.1%
Retail	8,093	22.5%	8,038	22.3%	8,002	22.3%	7,941	22.7%	8,081	23.2%
Apartments	4,135	11.5%	4,113	11.4%	4,062	11.3%	3,838	11.0%	3,725	10.7%
Hotel	3,132	8.7%	3,078	8.6%	3,058	8.6%	3,076	8.8%	2,967	8.5%
Industrial	2,849	8.0%	2,901	8.1%	2,818	7.9%	2,802	8.0%	2,804	8.1%
Other	2,349	6.5%	2,528	7.0%	2,698	7.5%	2,528	7.2%	2,245	6.4%

Total	$35,902	100.0%	$35,965	100.0%	$35,853	100.0%	$35,017	100.0%	$34,810	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Wholly-owned	$4,063	$4,062	$4,059	$4,069	$4,061
Joint ventures	3,489	3,522	3,319	3,141	2,846
Subtotal	7,552	7,584	7,378	7,210	6,907
Foreclosed	3	2	3	86	125

Total Real Estate and Real Estate Joint Ventures (1)	$7,555	$7,586	$7,381	$7,296	$7,032

SUMMARY OF MORTGAGE AND CONSUMER LOANS

	September 30,	December 31,	March 31,	June 30,	September 30,
Unaudited (In millions)	2008	2008	2009	2009	2009

Commercial mortgage loans	$35,902	$35,965	$35,853	$35,017	$34,810
Agricultural mortgage loans	12,071	12,234	12,066	11,913	12,059
Consumer loans	1,209	1,153	1,155	1,299	1,370
Mortgage loans held-for-sale	1,424	2,012	3,970	4,271	2,442

Total Mortgage and Consumer Loans	$50,606	$51,364	$53,044	$52,500	$50,681

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of October 27, 2009
Insurer financial strength ratings represent the opinions of rating agencies, including A.M. Best Company (“A.M. Best”), Fitch Ratings Insurance Group (“Fitch”), Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), regarding the ability of an insurance company to meet its financial obligations to policyholders and contract holders. Credit ratings represent the opinions of rating agencies regarding an issuer’s ability to repay its indebtedness. Our insurer financial strength ratings and credit ratings as of October 27, 2009 are listed in the tables below:

	A.M. Best	Fitch*	Moody’s*	S&P*
Insurer Financial Strength Ratings
First MetLife Investors Insurance Co.	A+	NR	NR	AA-
General American Life Insurance Company	A+	AA	Aa2	AA-
MetLife Insurance Company of Connecticut	A+	AA	Aa2	AA-
MetLife Investors Insurance Company	A+	AA	Aa2	AA-
MetLife Investors USA Insurance Company	A+	AA	Aa2	AA-
Metropolitan Casualty Insurance Company	A	NR	NR	NR
Metropolitan Direct Property and Casualty Insurance Co.	A	NR	NR	NR
Metropolitan General Insurance Company	A	NR	NR	NR
Metropolitan Group Property & Casualty Insurance Co.	A	NR	NR	NR
Metropolitan Life Insurance Company	A+	AA	Aa2	AA-
Metropolitan Lloyds Insurance Company of Texas	A	NR	NR	NR
Metropolitan Property and Casualty Insurance Company	A	NR	NR	NR
Metropolitan Tower Life Insurance Company	A+	NR	Aa3	NR
New England Life Insurance Company	A+	AA	Aa2	AA-

Credit Ratings
MetLife Short Term Funding LLC
Commercial Paper	NR	NR	P-1	A-1+

General American Life Insurance Company
(Surplus Notes)	a	NR	A1	A

MetLife, Inc.
Commercial Paper	AMB-1	F1	P-1	A-2
Senior Unsecured Debt	a-	A	A2	A-
Subordinated Debt	bbb+	NR	A3	NR
Junior Subordinated Debt	bbb	A-	Baa1	BBB
Preferred Stock	bbb	A-	Baa1	BBB
Non-Cumulative Perpetual Preferred Stock	bbb	A-	Baa1	BBB-

MetLife Capital Trust IV & X
Trust Securities	bbb	A-	Baa1	BBB

MetLife Funding, Inc.
Commercial Paper	AMB-1+	F1+	P-1	A-1+

Metropolitan Life Global Funding I
Senior Secured Debt	aa-	NR	Aa2	AA-

MetLife Institutional Funding I, LLC
Senior Secured Debt	aa-	NR	Aa2	AA-

Metropolitan Life Insurance Company
Surplus Notes	a	A+	A1	A

*	Currently on negative outlook

NR	Not Rated